Exhibit 99.2

Wachovia Savings Plan Fund Changes

On October 6, 2009, we will begin to make changes to the Wachovia Savings Plan’s investment lineup as the first step toward merging the Wachovia Savings Plan into the Wells Fargo & Company 401(k) Plan (the “Wells Fargo 401(k) Plan”) at year-end. Because the fund changes will take a period of time to process there will be a blackout period beginning at 4:00 p.m. Eastern Time on Tuesday, October 6, 2009, with the blackout expected to end the week of October 12, 2009. This communication provides highlights of the fund changes and includes the legal notice for the blackout period.

During the blackout period, you will be temporarily unable to view your account or conduct any transactions, including directing or diversifying investments in your accounts, initiating and receiving a loan, requesting and receiving an in-service distribution (including hardship withdrawals) or obtaining a distribution from the plan. You will receive notice when the blackout period ends, and at that time you will be able to conduct transactions and make inquiries with respect to your accounts in the Wachovia Savings Plan.

As previously communicated in the 401(k) Plan announcement on July 29th, which can be viewed on Teamworks, your account balances and your investment elections for future contributions will be automatically transferred to the most similar investment fund in the new fund lineup, as indicated in the following chart. Current investment elections and fund balances in the “OLD” column will transfer, or “map,” to the “NEW” investment choices and asset classes. This transfer of funds is commonly referred to as “fund mapping.” Mapping is designed to transfer assets to a new fund that most closely matches the asset class of the existing fund. Before funds are transferred in October, you should carefully review the investment options. You may reallocate your balances at any time before the blackout period begins. It’s a good idea for you to talk with a professional investment advisor about the best investments for your particular situation.

[FUND MAPPING CHART REDACTED]

Learn More

Detailed fund information, including detailed fund fact sheets and prospectuses for those investment options, will be available in mid-September 2009. You can access the 2009 Wachovia Savings Plan Information Statement/Prospectus and Supplements and more information about the plan and your current investment options by signing on to the Wachovia Savings Plan Web site from My Wachovia Benefits at https://hronline.wachovia.com/mybenefits.

Important Notice Concerning Your Rights Under the Wachovia Savings Plan

This notice is to inform you that the Wachovia Savings Plan will undergo the fund changes as shown in the fund mapping chart (see above), beginning October 6, 2009, and ending the week of October 12, 2009.

In order to complete the Wachovia Savings Plan fund changes, you will not be able to make investment changes to your Wachovia Savings Plan accounts, obtain a loan or withdrawal from your Wachovia Savings Plan account (if actively employed), or obtain a distribution from your Wachovia Savings Plan account for the period beginning at 4:00 p.m. Eastern Time on Tuesday, October 6, 2009, and ending the week of October 12, 2009. This period, during which you will be unable to exercise these rights otherwise available under the Wachovia Savings Plan, is called a “blackout period.”

As mentioned above, during the blackout period you will not be able to direct changes to or diversify the investments in your Wachovia Savings Plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period. Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this blackout period may affect your retirement and financial planning.

Federal law generally requires that you be furnished notice of a blackout period at least 30 days in advance of the last date on which you could exercise your affected rights immediately before the commencement of any blackout period, in order to provide you with sufficient time to consider the effect of the blackout period on your retirement and financial plans.

At year-end, the Wachovia Savings Plan will be merged into the Wells Fargo 401(k) Plan. To merge the plans, there will be a second blackout period under each of these plans at year-end. You will receive an official notice informing you of this blackout period later this year.

Qualified Default Investment Alternatives Under the Wachovia Savings Plan

As a Wachovia Savings Plan participant, you decide where to invest your contributions from the broad range of investment options offered under the Wachovia Savings Plan. You can access the 2009 Wachovia Savings Plan Information Statement/Prospectus and Supplements and more information about the Plan and its investment options, including prospectuses and fund fact sheets for the Plan’s investment options, by signing on to the Wachovia Savings Plan Web site from My Wachovia Benefits at https://hronline.wachovia.com/mybenefits.

If you have not affirmatively made an investment election under the Plan, contributions made to your account are currently invested in the age-based Vanguard Target Retirement Fund based on the year in which you will attain age 65. These funds are the Plan’s qualified default investment alternatives (“QDIAs”). As noted above, amounts invested in each of the Vanguard Target Retirement Funds will be transferred to the appropriate Dow Jones Target Date Funds. Effective October 6, 2009, the Dow Jones Target Date Funds will become the new QDIAs under the Plan. If you do not make an affirmative investment election under the Plan, as of October 6, 2009, new contributions made on your account under the Plan will be invested in the Dow Jones Target Date Fund based on the year in which you will attain age 65. The Dow Jones Target Date Funds offer 10 Fund options with target dates set at five-year intervals. Each of the Dow Jones Target Date Funds is made up of 14 style-specific subindexes that represent three major asset classes: stocks, bonds, and cash. Each fund’s investments are adjusted to become more conservative as the target date approaches. Participants are not charged a fee to transfer assets from the QDIA to other investment funds.

If you have questions concerning this notice, please call the Wachovia Benefits Center at 800-345-2897 and select option 1. When prompted, say “Retirement and Savings” and then “Savings Plan” to speak with a representative. Representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time, Monday through Friday.

Important Information

This information is intended to summarize some of the benefits available in the Wachovia Savings Plan in an easy-to-understand format. It is not intended to provide a full description of the Plan. In the event of a conflict between the official documents and this information, the official documents are controlling. Wells Fargo & Company (hereinafter “Wells Fargo”) reserves the right to amend, modify or terminate each of its employer-sponsored plans, programs and policies at any time, in whole or in part, without notice for any reason. Any such amendment, modification or termination will apply to current and future participants (including active, disabled and former employees) and covered spouses/domestic partners and dependents. Please review the Wachovia Savings Plan Information Statement/Prospectus and Supplements for more information.

The information contained in this communication and any information provided by employees and representatives of Wells Fargo and its affiliates is intended to constitute investment education under U.S. Department of Labor guidance and does not constitute “investment advice” under the Employee Retirement Income Security Act of 1974 or Department of Labor regulations. Neither Wells Fargo nor any of its affiliates, including its employees and representatives, may provide “investment advice” to any participant or beneficiary regarding the investment of assets in the Wachovia Savings Plan. Please contact your personal investment, financial, tax or legal advisor regarding your specific needs and situation.